EXHIBIT 4.11
Reynolds Group Issuer Inc.
Reynolds Group Issuer LLC
Reynolds Group Issuer (Luxembourg) S.A.
$1,000,000,000 aggregate principal amount of 6.875% Senior Secured Notes due 2021
REGISTRATION RIGHTS AGREEMENT
February 1, 2011
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629
Ladies and Gentlemen:
     Reynolds Group Issuer LLC, a limited liability company organized under the laws of the State of Delaware (the “U.S. Issuer I”), Reynolds Group Issuer Inc., a corporation organized under the laws of the State of Delaware (the “U.S. Issuer II” and together with the “U.S. Issuer I”, the “U.S. Issuers”) and Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (public limited liability company) incorporated under the laws of Luxembourg (the “Lux Issuer” and, together with the U.S. Issuers, the “Issuers”) issued and sold to the several initial purchasers listed in Schedule E to the Purchase Agreement (the “Initial Purchasers”), pursuant to and upon the terms set forth in the Purchase Agreement dated January 27, 2011 (the “Purchase Agreement”), $1,000,000,000 aggregate principal amount of Senior Secured Notes due 2021 (the “Initial Securities”), to be unconditionally guaranteed (the “Guaranties”) by the Closing Date Guarantors (as defined in the Purchase Agreement) and from time to time after the Closing Date (as defined in the Purchase Agreement), the Post Closing Date Guarantors (as defined in the Purchase Agreement and, together with the Closing Date Guarantors, the “Guarantors”). The Initial Securities will be issued pursuant to an Indenture, dated as of February 1, 2011 (the “Indenture”), among the Issuers, the Closing Date Guarantors and The Bank of New York Mellon as trustee (the “Trustee”), transfer agent, collateral agent and registrar and Wilmington Trust (London) Limited as additional collateral agent. From time to time after the Closing Date, on the date any Post Closing Date Guarantor guarantees the Initial Securities, such Post Closing Date Guarantor shall, and the Company (as defined below) shall cause it to, execute the joinder attached hereto as Annex A (the “Registration Rights Joinder”). As used herein, references to the “Company” refer to the Issuers and the Closing Date Guarantors, and following the execution of a Registration Rights Joinder by any Post Closing Date Guarantor, shall also refer to any such Post Closing Date Guarantor. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Purchase Agreement.
     As an inducement to the Initial Purchasers, for whom Credit Suisse Securities (USA) LLC is acting as representative, to enter into the Purchase Agreement, the Company agrees with the Initial Purchasers for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively the “Holders”), as follows:
     1. Registered Exchange Offer. To the extent not prohibited by any applicable law or interpretation of the staff of the Securities and Exchange Commission (the “Commission”), the Company shall prepare, and use its commercially reasonable efforts to file with the Commission, a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company shall (i) use commercially reasonable efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to 365 days (or if the 365th day is not a business day, the first business day thereafter) after the date of original issue of the Initial Securities (the “Issue Date”), (ii) as soon as practicable after the effectiveness of the Exchange Offer Registration Statement, offer the Exchange Securities of each series in exchange for the Initial Securities of the relevant series and (iii) keep the Registered Exchange Offer open for not less than 20 business days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”).
     If the Company effects the Registered Exchange Offer, the Company will be entitled to close the Registered Exchange Offer 20 business days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.
     Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall as soon as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that at the time of the commencement of the Registered Exchange Offer such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.
     The Company acknowledges that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex B hereto on the cover, (b) Annex C hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and (c) Annex D hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) if an Initial Purchaser is permitted and elects to sell Exchange Securities acquired in exchange for Securities constituting any portion of an unsold allotment, it is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.
     The Company shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be 180 days (or such shorter period during which all Participating Broker Dealers are required by law to deliver such prospectus) (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.

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     If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Company, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the “Private Exchange”) for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States, but excluding provisions relating to the matters described in Section 6 hereof) to the Initial Securities (the “Private Exchange Securities”). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the “Securities”.
     In connection with the Registered Exchange Offer, the Company shall:
     (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
     (b) keep the Registered Exchange Offer open for not less than 20 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;
     (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;
     (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and
     (e) otherwise comply with all applicable laws.
     As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Company shall:
     (x) accept for exchange all the Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;
     (y) deliver or cause to be delivered to the Trustee for cancellation all the Initial Securities so accepted for exchange; and
     (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.
     The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.
     Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.
     Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will

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have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities, (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities and (vi) such Holder is not acting on behalf of any person who could not truthfully make the foregoing representations.
     Notwithstanding any other provisions hereof, the Company shall use its commercially reasonable efforts to ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     2. Shelf Registration. If (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 365 days of the Issue Date, (iii) any Initial Purchaser so requests with respect to Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than the Initial Purchasers) is prohibited by law or Commission policy from participating in the Registered Exchange Offer or may not resell the Exchange Securities acquired by it in the Registered Exchange Offer without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not available for such resales by such holder (other than in either case (x) due solely to the status of such holder as an affiliate of the Company within the meaning of the Securities Act or (y) due to such holder’s inability to make the representations set forth in the second to last paragraph of Section 1 hereof), and such Holder notifies the Company in writing on or before the 60th day following the consummation of the Registered Exchange Offer, the Company shall take the following actions:
     (a) The Company shall use commercially reasonable efforts to file with the Commission and cause to make available an effective (unless it becomes effective automatically upon filing) shelf registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”) (A) in the case of clause (i) of the immediately preceding paragraph, on or prior to the 365th day after the Issue Date, and (B) in the case of clause (ii), (iii) or (iv) of the immediately preceding paragraph, as promptly as possible after the 365th day after the Issue Date; provided, however, that no Holder (other than the Initial Purchasers) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.
     (b) The Company shall keep the Shelf Registration Statement effective until the earlier of (A) all such Securities covered by such Shelf Registration Statement (i) become eligible for resale without regard to volume, manner of sale or other restrictions contained in Rule 144 or (ii) have

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been sold pursuant to the Shelf Registration Statement and (B) the date which is two years from the date hereof.
     (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     Notwithstanding anything to the contrary in this Agreement, at any time, the Company may delay the filing of any Shelf Registration Statement or delay or suspend the effectiveness thereof, for a reasonable period of time, but not in excess of 45 consecutive days or more than three (3) times during any calendar year if the Board of Directors/Member of the Issuers, determines reasonably and in good faith that (x) the filing of any such Shelf Registration Statement or the continuing effectiveness thereof would require the disclosure of non-public material information that, in the reasonable judgment of the Board of Directors/Member of the Issuers, would be detrimental to the Issuers, if so disclosed or would otherwise materially adversely affect a financing, acquisition, disposition, merger or other material transaction or (y) such action is required by applicable law.
     3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:
     (a) The Company shall use its commercially reasonable efforts to (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that any Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such reasonable comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex B hereto on the cover, in Annex C hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section and in Annex D hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex E hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by any Initial Purchaser in writing, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 3(d) and (f), to the extent required by law or interpretation of the staff of the

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Commission, the names of the Holders, who propose to sell Securities pursuant to the Shelf Registration Statement, as selling securityholders.
     (b) The Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):
     (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;
     (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405.
     (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
     (v) of the happening of any event that requires the Company to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.
     (c) The Company shall use its commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.
     (d) The Company shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company shall not, without the prior consent of the Initial Purchasers, such consent not to be unreasonably withheld, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.
     (e) The Company shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).
     (f) The Company shall, during the period during which the Company is required to maintain an effective Shelf Registration Statement pursuant to this Agreement, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as

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many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.
     (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement; provided, however, that such persons shall not be authorized by the Company to deliver and shall not deliver any such prospectus after the expiration of the period referred to in Section 2(b), in connection with the resales contemplated by this paragraph.
     (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company shall use its commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject or (iii) make any changes to their certificate of incorporation, by-laws or other organizational documents, or any agreement between them and any of their shareholders.
     (i) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.
     (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company is required to maintain an effective Registration Statement, the Company shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in

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Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j). The Initial Purchaser, each Holder and any Participating Broker Dealers agree that upon the receipt of any such written notice from the Company, they will not distribute copies of the prospectus that are the subject of such notice and will retain such copies in their files.
     (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.
     (l) The Company will comply in all material respects with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.
     (m) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.
     (o) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority of the aggregate principal amount of the Securities shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.
     (p) In the case of any Shelf Registration, the Company shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company customarily inspected by underwriters in primary underwritten offerings and use its commercially reasonable efforts to cause the Company’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by counsel to the Initial Purchasers and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4 hereof; and provided

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further, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential (any such information, “Confidential Information”), until such time as (A) such Confidential Information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise except as a result of a breach of this or any other obligation of confidentiality to the Company known to such party), or (B) such person shall be required (pursuant to an agreement in form and substance reasonably satisfactory to such person and the Company) so to disclose such Confidential Information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement so that the Company, at its expense, may undertake appropriate action to prevent disclosure of such Confidential Information or records), or (C) such Confidential Information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus or is necessary to include therein in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Notwithstanding anything contained herein to the contrary, if retained as an underwriter, initial purchaser or placement agent by the Company, each of the Initial Purchasers will at all times be entitled to retain all Confidential Information and to use it without any liability to the Company, (i) in carrying out its legal and contractual obligations as an underwriter, initial purchaser or placement agent, as appropriate in any transaction and (ii) to assert any defenses available under the various US state and federal securities laws and other applicable foreign laws, including, without limitation, “due diligence” defenses.
     (q) In the case of any Shelf Registration, the Company, if requested by Holders of a majority of the aggregate principal amount of Securities covered thereby, shall cause (i) its counsel to deliver an opinion relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, the effective date of such Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due incorporation and good standing of the Company and its subsidiaries; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(o) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the applicable Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the applicable Securities, or any agreement of the type referred to in Section 3(o) hereof; the compliance as to form of such Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and (A) as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein and (B) as of one applicable time identified by such majority of Holders and managing underwriters, the absence from such prospectus taken together with any other documents identified by such Holders or managing underwriters, in the case of (A) and (B), of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such incorporated documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act); (ii) its officers to execute and deliver such documents and certificates and updates thereof as may be reasonably requested by any underwriters of the applicable Securities and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of

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the Company made pursuant to, and to evidence compliance with any customary conditions contained in, an underwriting agreement and (iii) cause their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to such Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72 (or any successor bulletins).
     (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, which Initial Purchaser or Participating Broker-Dealer has represented to the Company that it may have a “due diligence” defense under the various US state and federal securities laws, the Company shall cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in the form set forth in Schedule C of the Purchase Agreement with such changes as are customary in connection with the preparation of a Registration Statement and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form, meeting the requirements as to the substance thereof as set forth in Section 7(a) of the Purchase Agreement, with appropriate date changes.
     (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall use its commercially reasonable efforts to mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.
     (t) The Company will use its commercially reasonable efforts to (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.
     (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of the National Association of Securities Dealers, Inc. (“NASD”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will use commercially reasonable efforts to assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.
     (v) The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

10

     4. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses, if any, of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Initial Securities covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith.
     5. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 3(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders. For the avoidance of doubt, any indemnification provided by any Guarantor organized under the laws of Switzerland may be limited by applicable Swiss capital maintenance rules.
     (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary

11

prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons.
     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. If the indemnifying party does not assume the defense of such action, it is understood that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for fees and expenses of more than one separate law firm of attorneys (in addition to one separate law firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties, which firms shall be designated in writing by the applicable indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
     (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access

12

to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.
     (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.
     6. Additional Interest Under Certain Circumstances. (a) Additional interest (the “Additional Interest”) with respect to the Initial Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below a “Registration Default”):
     (i) If the Exchange Offer Registration Statement does not become effective by the 365th day following the date hereof;
     (ii) If the Registered Exchange Offer is not completed within 30 days after the Exchange Offer Registration Statement becomes effective;
     (iii) If required pursuant to Section 2, if an effective Shelf Registration Statement is not made available by the later of (A) the 365th day following the Issue Date or (B) the 120th day following the date on which the requirement to make such Shelf Registration Statement available arises; or
     (iv) If after either the Exchange Offer Registration Statement is declared (or becomes automatically) effective, and prior to the completion of the Registered Exchange Offer, or the Shelf Registration Statement is declared (or becomes automatically) effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b) and the last paragraph of Section 2) in connection with resales of Transfer Restricted Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.
Additional Interest shall accrue on the Transfer Restricted Securities over and above the interest set forth in the title of the Transfer Restricted Securities from and including the date on which any such Registration Default shall occur to but excluding the earlier of (i) the date on which all such Registration Defaults have been cured and (ii) the date which is two years after the date hereof. The rate of the Additional Interest will be 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, and such rate will increase by an additional 0.25% per annum with respect to each subsequent 90-day

13

period until all Registration Defaults have been cured, up to a maximum Additional Interest rate of 1.00% per annum, regardless of the number of Registration Defaults that shall have occurred and are continuing.
     (b) A Registration Default referred to in Section 6(a)(iv)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured. A Registration Default referred to in Section 6(a)(1) shall be deemed cured when the Exchange Offer Registration Statement becomes effective. A Registration Default referred to in Section 6(a)(ii) shall be deemed cured when the Registered Exchange Offer has been completed. A Registration Default referred to in Section 6(a)(iii) or Section 6(a)(iv)(A) hereof shall be deemed cured in relation to a Shelf Registration Statement if (i) such Shelf Registration Statement was required to become effective because the Registered Exchange Offer was not consummated within 365 days of the Issue Date and (ii) the Registered Exchange Offer is thereafter consummated. Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.
     (c) Any amounts of Additional Interest due pursuant to clause (i), (ii), (iii) or (iv) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Transfer Restricted Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Transfer Restricted Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.
     (d) “Transfer Restricted Securities” means each Security until (i) the date on which such Transfer Restricted Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Initial Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the date on which such Initial Security is distributed to the public pursuant to Rule 144 under the Securities Act, (v) after such time as the Registered Exchange Offer has been consummated (or, if a Shelf Registration Statement is required to be filed, the Shelf Registration Statement has been declared effective), the date on which such Initial Security would be saleable (if it were held by a non-Affiliate) pursuant to Rule 144 under the Securities Act without restrictions on volume or manner of sale or (vi) the date on which such Initial Security shall cease to be outstanding.
     7. Rules 144 and 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the reasonable request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company covenants that it will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of

14

Rule 144A(d)(4)). The Company will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.
     8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, provided, however, that the Managing Underwriters shall be reasonably satisfactory to the Company.
     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     9. Miscellaneous.
     (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.
     (b) From time to time after the hereof, on the date that any Post Closing Date Guarantor guarantees the Securities by executing a Supplemental Indenture to the Indenture, the Company shall cause such Post Closing Date Guarantor to join this agreement by executing a joinder to this agreement, pursuant to which it shall obtain the same rights and be subject to the same obligations as the Guarantors party hereto, as though it had entered into this Agreement on the date hereof; provided that a Post Closing Date Guarantor shall not be required to join this Agreement after the Registered Exchange Offer has been completed or a Shelf Registration Statement has been declared effective.
     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:
          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(c), which address initially is, with respect to each Holder, the address of such Holder to which confirmation of the sale of the Notes to such Holder was first sent by an Initial Purchaser, with a copy in like manner to you as follows:
          (2) if to the Initial Purchasers;
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010-3629
Fax No.: (212) 325-4296
Attention: Transactions Advisory Group

15

     with a copy to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 8th Avenue
New York, NY 10019
Fax No.: (212) 474-3700
Attention: Kris F. Heinzelman
          (3) if to the Company;
Reynolds Group Issuer LLC
160 Greentree Drive, Suite 101
Dover, Kent, Delaware 19904
Reynolds Group Issuer Inc.
160 Greentree Drive, Suite 101
Dover, Kent, Delaware 19904
     and
Reynolds Group Issuer (Luxembourg) S.A.
6C Pare d’Activités Syrdall
L 5365 Munsbach, Grand Duchy of Luxembourg
160 Greentree Drive, Suite 101
Dover, Kent, Delaware 19904
     with a copy to:
Reynolds Group Holdings Limited
Level Nine
148 Quay Street
Auckland 1140 New Zealand
Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Facsimile: (212) 909-6036
Attention: Steven J. Slutzky, Esq.
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.
     (d) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.
     (e) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.
     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Execution and delivery of this agreement by delivery of a facsimile or an electronically recorded copy (including a .pdf file) bearing a copy of the signature of a party shall constitute a valid and binding execution and delivery of this agreement by such party. Such copies shall constitute enforceable original documents.

16

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
     (i) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     (j) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (k) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Reynolds Consumer Products Holdings Inc. (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that Reynolds Consumer Products Holdings Inc. has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon Reynolds Consumer Products Holdings Inc. and written notice of said service to the Company shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Reynolds Consumer Products Holdings Inc. in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of this Agreement, to the fullest extent permitted by law.
[Remainder of page intentionally left blank]

17

Very truly yours, REYNOLDS GROUP ISSUER LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A.,
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

BAKERS CHOICE PRODUCTS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary & Vice President

REYNOLDS COSUMER PRODUCTS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

Signature Page to
Senior Secured Notes Registration Rights Agreement

REYNOLDS FOIL INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING MACHINERY INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG HOLDING USA, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SIG COMBIBLOC INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

Signature Page to
Senior Secured Notes Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS GROUP HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

EVERGREEN PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

Signature Page to
Senior Secured Notes Registration Rights Agreement

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE HOLDING CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BRPP, LLC
By:	BLUE RIDGE PAPER PRODUCTS INC., as Manager
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

REYNOLDS FLEXIBLE PACKAGING INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President & Secretary

Signature Page to
Senior Secured Notes Registration Rights Agreement

REYNOLDS FOOD PACKAGING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS PACKAGING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

ULTRA PAC, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

NEWSPRING INDUSTRIAL CORP.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

PACTIV CORPORATION
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President
Signature Page to
Senior Secured Notes Registration Rights Agreement

PACTIV FACTORING LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RETIREMENT ADMINISTRATION LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RSA LLC
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

Signature Page to
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PCA WEST INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP INDUSTRIES, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP HOLDINGS, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PRAIRIE PACKAGING, INC.
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

Signature Page to
Senior Secured Notes Registration Rights Agreement

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS PACKAGING INTERNATIONAL B.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

SIG COMBIBLOC GROUP AG
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A.
By	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.Á.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S. Á.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL (CANADA) LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING CANADA LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS FOOD PACKAGING CANADA INC.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

798795 ONTARIO LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

NEWSPRING CANADA INC.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

PACTIV CANADA INC.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

SIG COMBIBLOC LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING (HONG KONG) LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

CSI LATIN AMERICAN HOLDINGS CORPORATION
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

CSI CLOSURE SYSTEMS MANUFACTURING DE CENTRO AMERICA, S.R.L.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney-in-Fact

Signature Page to
Senior Secured Notes Registration Rights Agreement

SIG ASSET HOLDINGS LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (JAPAN) KK
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL JAPAN, LIMITED
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney

Signature Page to
Senior Secured Notes Registration Rights Agreement

CSI HUNGARY KFT.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory
Signature Page to
Senior Secured Notes Registration Rights Agreement

GRUPO CSI DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

EVERGREEN PACKAGING MEXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MEXICO, S. DE R.L. DE C.V.
by	/s/ Karen Mower
	Name:	Karen Mower
	Title:	Authorized Signatory

Signature Page to
Senior Secured Notes Registration Rights Agreement

REYNOLDS GROUP HOLDINGS LIMITED
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
	Address:	Sydney, Australia

WHAKATANE MILL LIMITED
by	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorized Signatory

Witnessed by:
/s/ Karen Mower
	Name:	Karen Mower
	Title:	Attorney
	Address:	Sydney, Australia

Signature Page to
Senior Secured Notes Registration Rights Agreement

Signed, sealed and delivered by	)
WHAKATANE MILL AUSTRALIA	)
PTY LIMITED by the party’s	)
attorney pursuant to power of attorney	)
dated 1 February 2011 who states	)
that no notice of revocation of the	)
power of attorney has been received in	)
the presence of:	)

/s/ Julia Keppe	/s/ Cindi Lefari

Witness	Attorney

Julia Keppe	Cindi Lefari

Name of Witness	Name of Attorney
Signature Page to
Senior Secured Notes Registration Rights Agreement

SIG HOLDINGS (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

IVEX HOLDINGS, LTD.
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

Signature Page to
Senior Secured Notes Registration Rights Agreement

KAMA EUROPE LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

OMNI-PAC U.K. LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

THE BALDWIN GROUP LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
by	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

Signature Page to
Senior Secured Notes Registration Rights Agreement

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

by: Credit Suisse Securities (USA) LLC On behalf of itself and the several Initial Purchasers,
By	/s/ Malcolm Price
	Name:	Malcolm Price
	Title:	Managing Director

Signature Page to Senior Secured Notes Registration Rights Agreement

ANNEX A
REGISTRATION RIGHTS JOINDER
     With respect to the Registration Rights Agreement, dated as of February 1, 2011, among Reynolds Group Issuer Inc., a corporation organized under the laws of Delaware (the “US Corporate Issuer”), Reynolds Group Issuer LLC, a limited liability company organized under the laws of Delaware (the “US LLC Issuer”), Reynolds Group Issuer (Luxembourg) S.A., a société anonyme (public limited liability company) incorporated under the laws of Luxembourg (the “Lux Issuer” and, together with the US Corporate Issuer and the US LLC Issuer, the “ Issuers”), certain Guarantors (as defined therein) and Credit Suisse Securities (USA) LLC, as representative of the Initial Purchasers (as defined therein and, such agreement, the “Registration Rights Agreement”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, (i) each of the signatories hereto (each a “Guarantor”) assumes all of the rights and obligations as Guarantors under the Registration Rights Agreement, in each case, as of the date of this Joinder and as though it had entered into the Registration Rights Agreement on February 1, 2011. The obligations assumed by the Issuers and the Guarantors under this Joinder shall be joint and several obligations. Capitalized terms used but not defined in this Joinder shall have the meanings given to such terms in the Registration Rights Agreement.

ANNEX B
     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of (i) in the case of an Exchange Dealer or Initial Purchaser, 180 days after the Expiration Date (as defined herein) and (ii) in the case of any broker dealer, 90 days after the Expiration Date (as defined herein), it will make this Prospectus available to any such Exchange Dealer, Initial Purchaser or broker dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX C
     Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX D
PLAN OF DISTRIBUTION
     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of (i) in the case of an Exchange Dealer or Initial Purchaser, 180 days after the Expiration Date and (ii) in the case of any broker dealer, 90 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any such Exchange Dealer, Initial Purchaser or broker dealer for use in connection with any such resale. In addition, until             , 20    , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.(1)
     The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     For a period of (i) in the case of an Exchange Dealer or Initial Purchaser, 180 days after the Expiration Date and (ii) in the case of any broker dealer, 90 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any such Exchange Dealer, Initial Purchaser or broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

(1)	In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

ANNEX E
☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.